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EXHIBIT  (g)(4)

                                    EXHIBIT A
                        TO THE CUSTODY AGREEMENT BETWEEN
  GARTMORE VARIABLE INSURANCE TRUST (formerly Nationwide Separate Account Trust)
                            AND THE FIFTH THIRD BANK

                           (Effective October 1, 2002)

Gartmore  GVIT  Total  Return  Fund  (formerly  Total  Return  Fund)
Gartmore  GVIT  Growth  Fund  (formerly  Capital  Appreciation  Fund)
Gartmore  GVIT  Government  Bond  Fund  (formerly  Government  Bond  Fund)
Gartmore  GVIT  Money  Market  Fund  (formerly  Money  Market  Fund)
Gartmore GVIT Money Market Fund II (formerly Money Market Fund II) GVIT Small Company Fund (formerly Nationwide Small Company Fund)
J.P. Morgan  GVIT Balanced Fund (formerly Nationwide Balanced Fund and J.P. NSAT
     Balance  Fund)
Comstock GVIT Value Fund (formerly Nationwide Equity Income Fund, Federated NSAT
     Equity  Income  Fund  and  Federated  GVIT  Equity  Income  Fund)
Gartmore GVIT Worldwide Leaders Fund (formerly Nationwide Global Equity Fund and
     Nationwide  Global  50  Fund)
Federated  GVIT High Income Bond Fund (formerly Nationwide High Income Bond Fund and  Federated  NSAT  High  Income  Bond  Fund)
MAS GVIT Multi Sector Bond Fund (formerly Nationwide Multi Sector Bond Fund and MAS NSAT Multi Sector Bond Fund) GVIT Small Cap Value Fund (formerly Nationwide
     Small  Cap  Value  Fund)
Dreyfus  GVIT  Mid  Cap  Index  Fund (formerly Nationwide Mid Cap Index Fund and
     Dreyfus  NSAT  Mid  Cap  Index  Fund)
GVIT Small Cap Growth Fund (formerly Nationwide Select Advisers Small Cap Growth
     Fund  and  Nationwide  Small  Cap  Growth  Fund)
Strong  GVIT  Mid Cap Growth Fund (formerly Nationwide Strategic Growth Fund and
     Strong  NSAT  Mid  Cap  Growth  Fund)
Nationwide GVIT Strategic Value Fund (formerly Nationwide Strategic Value Fund) Turner GVIT Growth Focus Fund (formerly Nationwide Growth Focus Fund II and
     Turner  NSAT  Growth  Focus  Fund)
Gartmore  GVIT  Global  Technology  and Communications Fund (formerly Nationwide
     Global Technology and Communications Fund II and Gartmore NSAT Global Technology and Communications Fund)
Gartmore  GVIT  Global  Health  Sciences  Fund  (formerly Nationwide Global Life
     Sciences Fund II and Gartmore NSAT Global Health Sciences Fund) Gartmore GVIT Emerging Markets Fund (formerly Gartmore NSAT Emerging Markets
     Fund)
Gartmore  GVIT  International  Growth Fund (formerly Gartmore NSAT International
     Growth  Fund)
Gartmore GVIT Global Leaders Fund (formerly Gartmore NSAT Global Leaders Fund) Gartmore GVIT European Leaders Fund (formerly Gartmore NSAT European Growth Fund and  Gartmore  NSAT  European  Leaders  Fund)
Gartmore  GVIT  Global Small Companies Fund (formerly Gartmore NSAT Global Small
     Companies  Fund)
Gartmore  GVIT  OTC  Fund  (formerly  Gartmore  NSAT  OTC  Fund)
Gartmore  GVIT  Investor  Destinations  Aggressive  Fund (formerly NSAT Investor
     Destinations  Aggressive  Fund)
Gartmore  GVIT  Investor  Destinations Moderately Aggressive Fund (formerly NSAT
     Investor  Destinations  Moderately  Aggressive  Fund)
Gartmore  GVIT  Investor  Destinations  Moderate  Fund  (formerly  NSAT Investor
     Destinations  Moderate  Fund)
Gartmore  GVIT Investor Destinations Moderately Conservative Fund (formerly NSAT
     Investor  Destinations  Moderately  Conservative  Fund)
Gartmore  GVIT  Investor  Destinations Conservative Fund (formerly NSAT Investor
     Destinations  Conservative  Fund)
Gartmore  GVIT  Global  Utilities  Fund
Gartmore  GVIT  Global  Financial  Services  Fund
Gartmore  GVIT  U.S.  Growth  Leaders  Fund (formerly Gartmore GVIT U.S. Leaders
Fund)
Gartmore Nationwide Leaders Fund (formerly Gartmore GVIT U.S. Leaders Fund) Gartmore GVIT Micro Cap Equity Fund
Gartmore  GVIT  Mid  Cap  Growth  Fund
Dreyfus  GVIT  International  Value  Fund
GVIT  Equity  500  Index  Fund


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